UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2026
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, the Board of Directors appointed Dennis Stankiewicz, age 48, to the position of Chief Accounting Officer of UnitedHealth Group Incorporated (the “Company”) effective March 2, 2026. Mr. Stankiewicz will continue to serve as the Company’s Corporate Controller, a position he has held since April 17, 2023.

Mr. Stankiewicz joined the Company in August 2016 and served as its General Auditor. Prior to joining the Company, Mr. Stankiewicz was a partner with Deloitte & Touche, LLP and has more than 24 years of professional experience.

In connection with this appointment, the Compensation and Human Resources Committee of the Company approved the following compensation arrangements for Mr. Stankiewicz:

•Receive an annual base salary of $550,000.
•Participate in the Company’s incentive compensation plans, including an initial annual cash bonus target of 85% of his annual base salary, and annual and long-term stock-based awards, each in an amount consistent with his seniority and scope of responsibilities.
•Receive severance benefits equal to one times base salary, all conditioned upon Mr. Stankiewicz not competing during the severance period. Severance is triggered by termination without cause.
•Participate in other compensation, benefit plans, insurance benefits and security protection available to Company executives in similar positions.

Mr. Stankiewicz has not been directly or indirectly involved in any transaction, proposed transaction, or series of similar transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Tom Roos, who has served as the Company’s Chief Accounting Officer since August 2015, will transition from that role to begin serving as Chief Financial Officer of Optum Insight, effective March 2, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2026

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong
Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary